EXHIBIT 99.2

Certification
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
(Section 1350, Chapter 63 of Title 18, United States Code)

     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350, Chapter 63 of Title 18, United States Code), I, Peter S. Hellman, Executive Vice President and Chief Financial and Administrative Officer of Nordson Corporation, an Ohio corporation (the “Company“), do hereby certify that:

     1.     The Quarterly Report on Form 10-Q for the quarter ended May 4, 2003 of the Company (the “Form 10-Q“) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2003	s/s Peter S. Hellman Peter S. Hellman Executive Vice President, Chief Financial and Administrative Officer

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.